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                                                                 Exhibit 10.45.5


                       VALUE CITY DEPARTMENT STORES, INC.,
                                AS THE BORROWER,


                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,
                                   AS LENDERS,

                                       AND


                               NATIONAL CITY BANK
         AS A LENDER, A LETTER OF CREDIT ISSUER, THE SWING LINE LENDER,
               THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, AND
                           AS THE DOCUMENTATION AGENT


                                 AMENDMENT NO. 5
                                   DATED AS OF
                                JANUARY 31, 2002
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                   DATED AS OF
                                 MARCH 15, 2000



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                       AMENDMENT NO. 5 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of January 31, 2002 ("THIS AMENDMENT"), is among VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), the financial institutions listed on the signature pages hereof (collectively, the "LENDERS"), and NATIONAL CITY BANK, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer, the Collateral Agent, the Documentation Agent and as Administrative Agent (in such latter capacity, the "ADMINISTRATIVE AGENT").

         PRELIMINARY STATEMENTS:

         1. The Borrower, the Lenders, and the Agents named above entered into the Amended and Restated Credit Agreement, dated as of March 15, 2000, as amended by Amendment No. 1 dated as of May 9, 2000, by Amendment No. 2 dated as of December 11, 2000, by Amendment No. 3 dated as of May 2 1, 2001, and by Amendment No. 4 dated as of July 23, 2001 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Credit Agreement.

         2. GB Retailers, Inc., a Delaware corporation ("GB") and indirect wholly owned subsidiary of the Borrower, owns 50% of the issued and outstanding membership interests in VCM, Ltd., an Ohio limited liability company ("VCM"). The Borrower or its Subsidiaries desire to purchase the remaining 50% of the issued and outstanding membership interests in VCM from Odd-Job Trading Corp., a New York corporation ("ODD-JOB") and indirect wholly owned subsidiary of Mazel Stores, Inc., an Ohio corporation, for an aggregate consideration in the amount of approximately $8,400,000 pursuant to a VCM Buyout Agreement by and between GB and Odd-Job dated as of January 2002 (such acquisition, the "VCM ACQUISITION"), such consideration to be paid in cash from the proceeds of General Revolving Loans under the Credit Agreement.

         3. The Borrower has requested that the Required Lenders consent to the VCM Acquisition and amend certain provisions of the Credit Agreement, all as more fully set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

         SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.

         1.1 DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of "VCM Eligible Inventory" and "VCM Inventory Factor" contained


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therein in their entirety, and by amending and restating the definition of
"Borrowing Base" contained therein in its entirety to read as follows:

                  "BORROWING BASE" shall mean as of any date an amount equal to the sum of

                  (i)      80% of Eligible Receivables, and

                  (ii)     65% of Eligible Inventory

                  each as determined from time to time by the Collateral Agent on the basis of the information shown in the most recent Borrowing Base Certificate delivered to the Collateral Agent by the Borrower pursuant to section 8.1(d), PROVIDED THAT, if in any calendar month the Borrower fails timely to deliver a Borrowing Base Certificate to the Collateral Agent as required by section 8.1(d) with respect to the preceding calendar month, the Collateral Agent may in its reasonable discretion reduce any of the above percentages until the Business Day following the date such Borrowing Base Certificate is actually delivered to the Collateral Agent.

         SECTION 2.  CONSENTS.

         The Required Lenders hereby consent to the VCM Acquisition notwithstanding Section 9.2(b) of the Credit Agreement to the contrary on the terms generally described in the second preliminary statement hereto, PROVIDED THAT either (i) VCM is merged with and into the Borrower or one of its Subsidiaries that is party to a Security Agreement and Subsidiary Guaranty in favor of the Administrative Agent or Collateral Agent, as the case may be, for the benefit of the Lenders, substantially contemporaneously with the consummation of the VCM Acquisition, or (ii) (a) VCM executes and delivers a Security Agreement in favor of the Collateral Agent for the benefit of the Lenders, (b) VCM executes and delivers a Subsidiary Guaranty in favor of the Administrative Agent for the benefit of the Lenders, (c) the Borrower and its Subsidiaries amend the Amended and Restated Pledge Agreement dated as of December 11, 2000 to include a pledge of VCM thereunder, and (d) the Credit Parties execute and deliver or provide such other documents, instruments and financing statements as the Administrative Agent may request to grant the Collateral Agent with a first priority security interest in the assets of and membership interests in VCM.

         SECTION 3.  REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         3.1 AUTHORIZATION AND VALIDITY OF DOCUMENTS. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.




                                      -2-
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         3.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made. The Borrower further represents and warrants to the Lenders that the VCM Acquisition constitutes a Permitted Acquisition under and as defined in the Credit Agreement.

         3.3 NO EVENT OF DEFAULT. No condition or event has occurred or exists that constitutes a Default or an Event of Default.

         3.4 COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and each Credit Party is in full compliance with the other Credit Documents to which it is a party.

         3.5 NO CLAIMS. Neither the Borrower nor any of its Subsidiaries is aware of any claim or offset against, or defense or counterclaim to, any of their respective obligations or liabilities under the Credit Agreement or any other Credit Document.

         SECTION 4.  CONTINUING EFFECT OF CREDIT DOCUMENTS.

         This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Credit Document not expressly referred to herein and, shall not be construed as an amendment, waiver, or consent to any action on the part of the Borrower that would require an amendment, waiver, or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect in accordance with their respective terms.

         SECTION 5.  CONDITIONS TO EFFECTIVENESS.

         This Amendment, including without limitation the consents contained in
Section 2 hereof on the terms and conditions provided in Section 2 hereof, shall become effective on the date set forth in the opening paragraph of this Amendment (the "AMENDMENT EFFECTIVE DATE"), if the following conditions shall have been satisfied on and as of such date:

                  (a) counterparts of this Amendment shall have been executed by the Borrower, the Required Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent; and



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

                  (c) the Administrative Agent shall have received for the benefit of itself and the other Lenders an amendment working fee of $1,000 for each Lender signatory hereto that has provided an executed counterpart hereof to the Administrative Agent -no later than 3:00 p.m.
         (EST) on the Amendment Effective Date;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower.

         SECTION 6.  MISCELLANEOUS.

         6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         6.2 REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.3 EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment including without limitation the reasonable costs and fees of the Administrative Agents special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         6.4 SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         6.5 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to conflicts of laws provisions.

         6.6 HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.




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         6.7 ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein, This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         6.8 WAIVER OF CLAIMS. The Borrower and each of its Subsidiaries, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower and any of its Subsidiaries is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         6.9 COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               [Remainder of page intentionally left blank.]







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



         6.10 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF LITIGATION SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

VALUE CITY DEPARTMENT STORES,           NATIONAL CITY BANK,
INC.                                    INDIVIDUALLY AS A LENDER, THE SWING LINE
                                        LENDER, A LETTER OF CREDIT ISSUER AND
                                        IN ITS CAPACITY AS THE COLLATERAL AGENT,
BY:_________________________________    THE DOCUMENTATION AGENT AND THE
     JAMES A. MCGRADY,                  ADMINISTRATIVE AGENT
     FINANCIAL OFFICER AND TREASURER

                                        BY:____________________________________
                                           RALPH A. KAPAROS,
                                           SENIOR VICE-PRESIDENT


BANK ONE, N. A.,                        LASALLE BANK NATIONAL
  AS A LENDER                           ASSOCIATION,
                                          AS A LENDER


BY:_________________________________    BY:____________________________________
TITLE:                                  TITLE:


FIRSTAR CORPORATION,                    HSBC BANK USA,
  AS A LENDER                             AS A LENDER


BY:_________________________________    BY:____________________________________
TITLE:                                  TITLE:





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

THE HUNTINGTON NATIONAL BANK,           FIFTH THIRD BANK,
  AS A LENDER                            CENTRAL OHIO,
                                         AS A LENDER


BY:_________________________________    BY:____________________________________
TITLE:                                  TITLE:


BANK LEUMI USA,                         ASSOCIATED BANK MILWAUKEE,
  CHICAGO BRANCH,                        AS A LENDER
  AS A LENDER


BY:_________________________________    BY:____________________________________
TITLE:                                  TITLE:


FIRST BANK,                             WELLS FARGO BANK N.A.,
AS A LENDER                              AS A LENDER


BY:_________________________________    BY:____________________________________
TITLE:                                  TITLE:


THE FUJI BANK, LIMITED,
  AS A LENDER


BY:_________________________________    BY:____________________________________
TITLE:                                  TITLE:







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                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 5 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the, Amendment, and (iii) specifically agrees to the waivers set forth in the Amendment, including but not limited to the jury waiver.

         Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

                  (Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

VALUE CITY OF MICHIGAN, INC.,        VALUE CITY LIMITED PARTNERSHIP,
  AS A SUBSIDIARY GUARANTOR            AS A SUBSIDIARY GUARANTOR
VC ACQUISITION, INC.,
  AS A SUBSIDIARY GUARANTOR          BY:  WESTERVILLE ROAD GP, INC.,
GB RETAILERS, INC.,                            ITS GENERAL PARTNER
  AS A SUBSIDIARY GUARANTOR
WESTERVILLE ROAD GP, INC.,
  AS A SUBSIDIARY GUARANTOR          BY:
                                        ----------------------------------------
WESTERVILLE ROAD LP, INC.,               JAMES A. MCGRADY,
  AS A SUBSIDIARY GUARANTOR              CHIEF FINANCIAL OFFICER AND TREASURER
SHONAC CORPORATION,
  AS A SUBSIDIARY GUARANTOR
DSW SHOE WAREHOUSE, INC.
  (F/K/A WILKERSON SHOE CO.),        VALUE CITY ACQUISITION CORP.,
  AS A SUBSIDIARY GUARANTOR            AS A SUBSIDIARY GUARANTOR
VALUE CITY DEPARTMENT STORES
  SERVICES, INC.
  (F/K/A PENN MANAGEMENT, INC.),     BY:
                                        ----------------------------------------
  AS A SUBSIDIARY GUARANTOR              JAMES A. MCGRADY,
J. S. OVERLAND DELIVERY, INC.,            SECRETARY
  AS A SUBSIDIARY GUARANTOR
GRAMEX RETAIL STORES, INC.,
  AS A SUBSIDIARY GUARANTOR
FILENE2'S BASEMENT, INC.
  (F/K/A BASE ACQUISITION CORP.),


BY:
   ------------------------------
     JAMES A. MCGRADY,
     CHIEF FINANCIAL OFFICER
      AND TREASURER






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